Summary Prospectus    August 23, 2021

State Farm Interim Fund

Ticker	SFITX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated March 15, 2021, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to https://www.statefarm.com/finances/mutual-funds/resources/associate-funds-prospectus, write to the transfer agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, call 866-342-2418 (toll free) or 312-557-7940, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

State Farm Interim Fund (the “Fund” or the “Interim Fund”) seeks to provide investment results approximating the performance of the Bloomberg Barclays 1-5 Year U.S. Treasury Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Redemption fee (as a percentage of amount redeemed)	None
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.12%
Other expenses[1]	0.10%
Total annual fund operating expenses	0.22%
Fee Waivers and Reimbursements[2]	(0.06%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.16%

[1]	Expenses are based on estimated amounts for the current fiscal year.
[2]

State Farm Investment Management Corp. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.16% until January 28, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 year	3 years	5 years	10 years
$16	$52	$105	$262

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the predecessor fund’s portfolio turnover rate was 20% of the average value of its portfolio. The Fund’s portfolio turnover rate may vary from year to year as well as within a year. For more information regarding the predecessor fund, please see the discussion under Performance Information.

The Fund is the successor to the State Farm Interim Fund, a series of the State Farm Associates’ Funds Trust (the “Interim Predecessor Fund”) and has adopted its portfolio turnover rate. More information about the Interim Predecessor Fund can be found in Performance Information.

Principal Investment Strategy

Under normal circumstances, the Fund will invest substantially all its net assets in a representative sample of the U.S. Treasury obligations included in the Bloomberg Barclays 1-5 Year U.S. Treasury Index (the “Index”). The Index is an unmanaged index that includes a range of U.S. Treasury obligations and is considered representative of short to intermediate term U.S. Treasury bond performance overall. State Farm Investment Management Corp. (the “Adviser”), investment adviser to the Fund has selected Northern Trust Investments, Inc. (“NTI” or “Sub-Adviser”) as sub-adviser to the Fund. The Fund is passively managed. The Sub-Adviser tries to replicate the investment composition and performance of the Index using computer programs and statistical procedures. The Fund will buy and sell securities with the goal of achieving an overall duration and total return for the Fund similar to that of the Index. The term “duration” means a measure of the sensitivity of market value to a change in interest rates. It is typically stated in

Summary Prospectus	August 23, 2021	State Farm Interim Fund

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years and represents the approximate percentage change in market value associated with a 100 basis point (1.00%) change in interest rates. As of December 31, 2020, the duration of the Index was approximately 2.69 years.

Under normal market conditions, the Index is rebalanced monthly. During periods of market disruption or other abnormal market conditions, the rebalancing or reconstitution of the Index may be delayed. The Fund is passively managed which means it tries to track the investment composition and performance of the Index using computer programs and statistical procedures. Because the Fund will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

Principal Investment Risks

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Management Risk.  The assessment by the Fund’s Sub-Adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Tracking Risk.  The risk that the Fund’s performance may vary substantially from the performance of the benchmark index as a result of share purchases and redemptions, transaction costs, expenses and other factors.

U.S. Government Securities Risk.  The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States.

Market Risk.  The risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

Interest Rate Risk.  The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities.

Credit (or Default) Risk.  The risk that the inability or unwillingness of an issuer or a counterparty to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV.

Debt Extension Risk.  The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease.

Inflation Risk.  The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

Liquidity Risk.  The Sub-Adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

Valuation Risk.  The risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.

Income Risk.  The risk that the income from the bonds the Fund holds will decline. This risk applies when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

An investment in the Fund may be appropriate for you if you are seeking a fixed income investment with more price stability than an investment in long-term bonds.

Performance Information

The following bar chart and table illustrate certain risks of investing in the Fund. The Fund is the successor to the Interim Predecessor Fund, a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Interim Predecessor Fund into the Fund on August 23, 2021. The performance provided in the bar chart and table is that of the Interim Predecessor Fund. The bar chart shows the changes in the Interim Predecessor Fund’s returns year by year. The table compares the Interim Predecessor Fund’s average annual total returns for the periods listed to a broad-based market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Interim Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Interim Fund is available at www.statefarm.com/finances/mutual-funds/resources/associate-funds-performance or by calling 866-342-2418 (toll free) or 312-557-7940.

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The Interim Predecessor Fund’s best and worst quarters during the last 10 years were as follows:

Best Quarter:	1Q 2020	3.69%
Worst Quarter:	2Q 2013	(1.40%	)

Average Annual Total Returns for the Periods Ended December 31, 2020

The table below shows certain Average Annual Total Returns on an investment in the Interim Predecessor Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2020. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Interim Predecessor Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

	1 Year	5 Year	10 Year
Return Before Taxes	4.06%	2.19%	1.65%
Return After Taxes on Distributions	3.50%	1.61%	1.04%
Return After Taxes on Distributions and Sale of Fund Shares	2.40%	1.42%	1.01%
Barclays 1-5 Year U.S. Treasury Index (reflects no deduction for expenses or taxes)	4.38%	2.35%	1.79%

Portfolio Management

Investment Adviser

The Fund’s investment adviser is State Farm Investment Management Corp. (the “Adviser”).

Northern Trust Investments, Inc. is the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers

David Alongi, CFA

Senior Vice President, Northern Trust Investments, Inc.

Length of Service: Since March 2021

Michael Chico, CFA

Vice President, Northern Trust Investments, Inc.

Length of Service: Since March 2021

Buying and Selling Fund Shares

Minimum Initial Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
To open an account by wire	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)
Subsequent investment by wire	$50 (per fund)

To Buy or Sell Shares:

State Farm Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 866-342-2418 (toll free) or 312-557-7940

You can buy or sell shares of the Fund on any business day that the Fund is open for trading. You can pay for shares by wire.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Summary Prospectus	August 23, 2021	State Farm Interim Fund

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